UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 3, 2021

Tapestry, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	001-16153	52-2242751
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

    10 Hudson Yards, New York, New York 10001
(Address of Principal Executive Offices, and Zip Code)

        (212) 946-8400
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	TPR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(d) On August 31, 2021, the Board of Directors (the “Board”) of Tapestry, Inc. (“Tapestry” or the ‘Company”) appointed Johanna “Hanneke” W. Faber to the Board. Ms. Faber’s appointment to the Board was reported under Item 5.02 on the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on August 31, 2021 (the “Initial 8-K”); such disclosure is incorporated herein by reference in its entirety. At the time of the filing of the Initial 8-K with the SEC, Ms. Faber’s Board committee assignment had not been determined. On November 3, 2021, the Board appointed Ms. Faber to the Audit Committee of the Board.

Item 5.07 Submission of Matters to a Vote of Security Holders.
On November 3, 2021, the Company held its Annual Meeting.  Stockholders were asked to vote with respect to four proposals.  A total of -251,752,075 votes were cast as follows:
Proposal Number 1 – Election of Directors: Each of the candidates listed received the number of votes set forth next to his/her respective name.  In addition, there were 24,194,406 broker non-votes for each candidate with respect to this proposal.
Name	Votes For	Votes Against	Votes Abstaining
John P. Bilbrey	224,487,761	2,519,106	550,802
Darrell Cavens	225,417,472	1,585,508	554,689
Joanne Crevoiserat	226,437,130	576,073	544,466
David Denton	223,409,417	3,598,407	549,845
Johanna (Hanneke) Faber	226,433,677	496,729	627,263
Anne Gates	225,706,213	1,224,365	627,091
Thomas Greco	226,372,170	555,053	630,446
Pamela Lifford	226,092,027	843,334	622,308
Annabelle Yu Long	225,865,624	1,142,986	549,059
Ivan Menezes	221,645,773	5,359,079	552,817

Proposal Number 2 – Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year ending July 2, 2022:
Votes For	Votes Against	Votes Abstaining	Broker Non-votes
249,046,355	1,813,884	891,836	0

Proposal Number 3 – Approval, on a non-binding advisory basis, of the Company’s executive compensation as discussed and described in the Proxy Statement for the 2021 Annual Meeting:
Votes For	Votes Against	Votes Abstaining	Broker Non-votes
215,527,651	11,241,422	788,596	24,194,406

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: November 5, 2021

Tapestry, Inc.

	By:	/s/ David E. Howard
David E. Howard
General Counsel & Secretary